Exhibit 10.1

Execution Version

* THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITEIS EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT OT SELECTED PORTIONS OF THIS EXHIBIT.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED BY “[**REDACTED**]”.

OMNIBUS AGREEMENT

This Omnibus Agreement (“Agreement”), entered into as of the 10th day of March, 2011, is by and between Seminole Energy Services, L.L.C., an Oklahoma limited liability company (“SES”), Seminole Gas Company, L.L.C., an Oklahoma limited liability company (“SGC”), Magnum Hunter Resources Corporation, a Delaware corporation (“MHR”), NGAS Production Co., a Kentucky corporation (formerly known as Daugherty Petroleum, Inc.) (“NPC”), NGAS Gathering, LLC, a Kentucky limited liability company (“NGL”), NGAS Gathering II, LLC, a Kentucky limited liability company (“NNG”), and NGAS Resources, Inc., a British Columbia corporation (“NGAS”).  Each of the companies executing this Amendment may be referred to herein as a “Party,” and they may be collectively referred to herein as the “Parties”.

RECITALS

A.           WHEREAS, SES, NGL, NPC, and NNG entered into that certain Asset Purchase Agreement, dated as of May 11, 2009, as amended (as amended, the “APA”), pursuant to which NGL and NPC (i) sold and conveyed an undivided fifty percent (50%) interest in the gathering systems and related assets described therein (the “Gathering Assets”) to SES’s wholly-owned subsidiary, SGC; and (ii) contributed an undivided fifty percent (50%) interest in the Gathering Assets to NNG (SGC and NNG are sometimes collectively referred to herein as the “Gathering Asset Owners”); and

B.           WHEREAS, pursuant to that certain Option Agreement, dated as of July 15, 2009, SES acquired all of the membership interests in NNG (the “NNG Membership Interests”); and

C.           WHEREAS, as partial payment for the NNG Membership Interests, SES, as Obligor, executed and delivered to NPC, as Payee, that certain NGAS Option Promissory Note, dated August 17, 2009 (the “Note”); and

D.           WHEREAS, in connection with the purchase and sale of the Gathering Assets, the Parties entered into certain agreements, including the following (collectively, the “Applicable Agreements”):

1.           Gas Gathering Agreement between NNG, SGC and SES, dated effective July 15, 2009 (as amended, the “Gathering Agreement”);

2.           DPI Operating and Maintenance Agreement between SES and NPC, dated July 15, 2009 (as amended, the “NPC Operating Agreement”);

3.           SES Operating and Maintenance Agreement between SES, as Contract Operator, and SGC and NNG, dated July 15, 2009 (as amended, the “SES Operating Agreement”);

4.           Base Contract for Sale and Purchase of Natural Gas between SES and NPC, dated July 15, 2009 (together with the special provisions thereto, as amended, the “NAESB Purchase Agreement”); and

5.           Master Netting and Setoff Agreement among SES, SGC, NPC, NNG, and NGL, dated July 15, 2009 (as amended, the “Netting Agreement”).

E.           WHEREAS, MHR and NGAS have entered into that certain Arrangement Agreement, dated December 23, 2010 (“Arrangement Agreement”), pursuant to which MHR has agreed to purchase all of the shares of NGAS (the “NGAS Acquisition”).

F.           WHEREAS, in connection with the NGAS Acquisition, effective as of the Effective Date, the Parties have entered into amendments of certain of the Applicable Agreements (collectively, the “Amendments”), as follows:  (i) First Amendment of Master Netting Agreement in the form attached as Exhibit A hereto; (ii) Second Amendment of Gas Gathering Agreement in the form attached as Exhibit B hereto; (iii) First Amendment to DPI Operating and Maintenance Agreement in the form attached as Exhibit C hereto; (iv) First Amendment to SES Operating and Maintenance Agreement in the form attached as Exhibit D hereto; and (v) First Amendment to NAESB Purchase Agreement in the form attached as Exhibit E hereto.

G.           WHEREAS, also in connection with the NGAS Acquisition, the Parties desire to enter into the additional agreements set out herein.

NOW, THEREFORE, for and in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Certain Definitions. As used herein, the following words and terms shall have the meanings indicated:

a.	“Affiliates” has the meaning set forth in the NAESB Purchase Agreement.

b.
“Claims” means all direct or indirect, demands, claims, notices of violation, actions, causes of action, suits, proceedings, judgments, assessments, damages, deficiencies, taxes, penalties, fines, liabilities, payments, charges, costs, and expenses of any kind or character, (whether known or unknown, accrued, absolute, contingent, or otherwise), including, without limitation, penalties and interest on any amount payable as a result of any of the foregoing, any legal or other costs and expenses incurred in connection with investigating or defending any Claim, and all amounts paid in settlement of any Claim.

c.	“Closing” has the meaning set forth in the Arrangement Agreement.

d.	“Closing Date” means the date on which Closing occurs.

e.
“Effective Date” means the first day of the month following the date on which Closing occurs, so long as Closing occurs on or before April 15, 2011.  In the event Closing occurs after April 15, 2011, the Effective Date shall be the Closing Date.

f.	“Gathering Fees” has the meaning set forth in the Gathering Agreement, as amended.

g.	“Marcellus Gas Processing Plant” means MHR’s planned Marcellus midstream gas processing plant, as more fully described in Exhibit F-1.

h.	“MHR Entities” means, collectively, MHR, NGAS, NPC and NGL.

i.
“NGAS Lender Group” means the “Lenders” as defined in, and pursuant to, that certain Amended and Restated Credit Agreement, dated May 30, 2008, between NGAS, as Borrower, and Key Bank National Association as Administrative Agent for the Lenders and the Lenders Party thereto, as amended.

j.
“Seminole Agreements” means any of the Applicable Agreements pursuant to which at least one of the MHR Entities is not a party thereto, including, the Gathering Agreement and the SES Operating Agreement.

k.	“Seminole Parties” means SES, SGC and NNG, collectively.

2.	Amendments. Simultaneously and concurrently with the execution of this Agreement, the Parties shall enter into and execute the Amendments which shall be effective as of the Effective Date.

3.
Applicable Agreements.  Each of the Seminole Parties hereby agrees that after the date hereof and for so long after the Closing Date as MHR continues to own, directly or indirectly, fifty percent (50%) or more of the voting shares or other equity interests of each of the other MHR Entities unless any of the MHR Entities are liquidated or reorganized into an Affiliate of MHR, no modification or amendment will be made to any of the Seminole Agreements, except as contemplated by the Amendments, without the prior written consent of MHR, which may not be unreasonably withheld.  In the event that the Seminole Parties make any modification or amendment to the Seminole Agreements without MHR’s prior written consent, the MHR Entities shall be entitled to terminate all (but not less than all) of the Applicable Agreements to which any MHR Entity is a party, without penalty, notwithstanding any contrary provision in the Applicable Agreements.  MHR shall also be entitled to specific performance and injunctive relief or any other legal or equitable relief as a remedy for any such breach.

4.	Cash Consideration.

a.
As additional consideration for the Seminole Parties’ entry into the Amendments, at and subject to the occurrence of the Closing, MHR shall pay SES the sum of Ten Million Two Hundred Seventy Five Thousand Dollars ($10,275,000.00) (the “Additional Cash Consideration”).  The Additional Cash Consideration shall be payable, at MHR’s sole discretion, in cash or shares of restricted common stock of MHR (the “Common Stock”), or any combination thereof.  MHR shall notify the Seminole Parties at least three (3) business days prior to the Closing Date of the portion of the Additional Cash Consideration, if any, to be paid in cash, and the portion of the Additional Cash Consideration, if any, to be paid in shares of Common Stock.  In the event MHR elects to pay all or any portion of the Additional Cash Consideration in shares of Common Stock, such stock shall be valued as of the volume weighted average price of the ordinary shares of MHR Common Stock as traded on the New York Stock Exchange (“NYSE”) over the period of twenty (20) consecutive trading days ending on the trading day preceding the Closing Date.

b.
Promptly after the Closing, MHR shall file a resale registration statement (the “Resale Registration Statement”) covering the shares of Common Stock issued to SES as satisfaction of the Additional Cash Consideration.  MHR shall use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the Securities and Exchange Commission (the “SEC”) as promptly as practicable thereafter.  MHR shall keep the Resale Registration Statement effective until the earlier to occur of the following events: (i) the Seminole Parties have transferred or sold to third parties all of the shares of Common Stock issued as satisfaction of the Additional Cash Consideration or (ii) the 180th day following the Closing Date.

c.	SES represents and warrants to MHR that the statements and matters set out in this Section 4(c) are true and correct as of the date hereof and as of the Closing Date:

i.
Investment Intent:  SES is acquiring the Common Stock for its own account and not with a view to the sale or distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations thereunder, any applicable state blue sky laws, or any other securities laws. SES acknowledges that such Common Stock has not been registered under the Securities Act or laws and that the following legend may be placed on such Common Stock:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

ii.
Independent Investigation.  SES is (or its advisor is) experienced and knowledgeable in the oil and gas business and aware of the risks of that business, including the risks relating to an investment in Common Stock of MHR.  SES has conducted its own independent review and analysis of MHR and such Common Stock and acknowledges that SES has satisfactory access to information about MHR.  In entering into this Agreement, SES has relied solely upon its own investigation and analysis and the representations, warranties and covenants of MHR as set forth in this Agreement, and SES:

1)
acknowledges and agrees that SES has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by MHR or any of its directors, officers, shareholders, employees, affiliates, controlling persons, agents, advisors or representatives that are not expressly set forth in this Agreement or the Applicable Agreements, whether or not any such representations, warranties or statements were made in writing or orally; and

2)
acknowledges and agrees that neither MHR nor any of its directors, officers, shareholders, employees, affiliates, controlling persons, agents, advisors or representatives make or have made any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided to SES or its directors, officers, employees, affiliates, controlling persons, agents or representatives.

5.	Note Receivable.

a.
Subject to receipt of the consent of the NGAS Lender Group (the “Lender Consent”), which NGAS shall use commercially reasonable efforts to obtain, but at no cost or expense to NGAS, NPC shall defer all payments of principal and interest due under the Note with respect to the period between January 1, 2011 through the earlier of the (i) Closing Date or (ii) Termination Event (as defined in Section 10 herein) (the “Deferral Period”) (such deferred principal and interest being referred to herein as the “Deferred Amount”).  In the event the Lender Consent is not obtained prior to Closing, then within one (1) business day following the Closing Date, NPC shall reimburse SES, by wire transfer of immediately available funds, for all amounts paid by SES under the Note during the Deferral Period.  At and subject to the occurrence of Closing, NPC shall cancel, and forgive any and all outstanding amounts under, the Note.

b.	If a Termination Event occurs, then the entire Deferred Amount shall be paid by SES to NPC by wire transfer of immediately available funds within two (2) business days after such event.

6.	Drilling Commitment.

a.
Subject to the occurrence of Closing, MHR and NGAS agree that they shall cause MHR, NPC and their respective Affiliates, to spend, in the aggregate, a minimum of $20 million (net of general, administrative, and supervision costs) during the remainder of calendar year 2011 subsequent to Closing and a minimum of $20 million (net of general, administrative, and supervision costs) during calendar year 2012 on commencing drilling and the actual completing of new horizontal gas wells during each such calendar year, on the Committed Reserve Area, as defined in the NAESB Purchase Agreement (including operations to rework, sidetrack, deepen, recomplete or plug back such new horizontal gas wells) (“New Well Drilling Expenditures”).  In the event drilling commences on a new horizontal gas well in either calendar year 2011 or calendar year 2012 and such well is actually completed in the first sixty (60) days of calendar year 2012 or the first forty-five (45) days of calendar year 2013, the costs of the actual drilling and completing of such well shall be credited to the minimum of the applicable calendar year and captured in the applicable Annual Statement described below.  Further, credit against the 2011 minimum will also be provided for the cost of the actual drilling and completing of new horizontal gas wells by MHR, NPC and their respective Affiliates during calendar year 2011, but prior to Closing, where the drilling activity on a well commenced on or after January 1, 2011 and where prior to Closing SES receives a schedule and supporting documentation (including, but not limited to third party invoices), together with a certification by an authorized officer, of the actual out of pocket costs for drilling and completing of such new horizontal gas as of Closing.  For the avoidance of doubt and notwithstanding the completion date, in no event shall such new horizontal gas wells be considered “Existing Wells” as such term defined in the Gathering Agreement.

b.
Within ninety (90) days after the end of calendar year 2011 and seventy-five (75) days after the end of calendar year 2012, MHR shall provide SES with a statement of the total New Well Drilling Expenditures by MHR, NPC and its Affiliates during such year (“Annual Statement”).  For each year in which such New Well Drilling Expenditures are less than $20 million, within ninety (90) days after the end of calendar year 2011 and seventy-five (75) days after the end of calendar year 2012, MHR shall pay to SES, by wire transfer of immediately available funds, as the Seminole Parties’ sole and exclusive remedy, an amount equal to the product of (i) the difference between $20 million and actual New Well Drilling Expenditures during such year and (ii) fifteen percent (15.0%).

c.
MHR shall, for two (2) years after the end of each such calendar year, maintain records and other evidence sufficient to accurately and properly reflect the New Well Drilling Expenditures.  Upon not less than five (5) business days’ prior notice to MHR, SES and its representative shall have access to such records in the applicable offices of MHR or its affiliates during MHR’s normal business hours, including the right to make copies thereof at SES’s expense, for the purpose of auditing and verifying the accuracy of any Annual Statement.  Any such audits performed by or on behalf of SES shall be at SES’s sole cost and expense.

7.	Purchase Option.

a.
Plant Ownership.  As of the date of the execution of this Agreement, MHR owns one hundred percent (100%) of the rights to the Marcellus Gas Processing Plant when such Plant is constructed, delivered and placed into service.  As of the date of this Agreement, no site has been selected for the Marcellus Gas Processing Plant or such other equipment and appurtenances used or obtained in connection therewith, no arrangements for natural gas liquids storage and logistics have been finalized, and no interconnection with a downstream pipeline(s) for takeaway of residue natural gas has been finalized.

b.
Purchase Option.  MHR hereby grants to SES the option to purchase an undivided fifty percent (50%) interest in the Marcellus Gas Processing Plant (the “Option”).  The Option shall expire at 5:00 pm Central Time on April 15, 2011 (the “Option Termination Date”).  No less than five (5) business days prior to the Option Termination Date, MHR shall deliver to SES a draft settlement statement setting out the fee (the “Option Fee”) which shall be an amount equal to 50% of the actual out of pocket costs and expenses incurred by MHR or its Affiliates as of that date, directly relating to the acquisition, construction, design and installation of the Marcellus Gas Processing Plant, including, without limitation, land acquisition costs, associated equipment costs, broker’s fees, consultant fees, design costs, and engineering, procurement, installation and construction costs (collectively, “Plant Costs”); provided, that in no event, shall the foregoing actual out of pocket costs and expenses, including, but not limited to land acquisition costs, include any costs associated with the acquisition of any mineral interests.  Within five (5) business day following execution of this Agreement, MHR shall provide SES a preliminary draft settlement statement setting forth the estimated Option Fee, including the Plant Costs incurred as of the execution of this Agreement.  In the event SES elects, in its sole discretion, not to exercise the Option, then MHR shall pay to SES $300,000.00 by wire transfer in immediately available funds within ten (10) business days following the earlier of (i) receipt by MHR of written notice of such election or (ii) the Option Termination Date; provided, however, MHR shall not be obligated to make such $300,000.00 payment unless and until either (a) the Closing Date or (b) a Termination Event (as defined in Section 10 hereof) shall have occurred due to a material breach of MHR's representations and warranties or covenants under the Arrangement Agreement.

c.
Option Exercise.  SES may exercise the Option (i) if SES and MHR have agreed in writing on the principal terms of an operating and ownership agreement, which will address the parties’ respective rights, obligations, liabilities and duties with regard to the operation and ownership of the Marcellus Gas Processing Plant and pursuant to the general terms described below (the “Joint Plant Agreement”) and (ii) by giving MHR written notice of exercise of the Option prior to the Option Termination Date.  In the event SES exercises the Option, closing with respect thereto (the “Option Closing”) shall be subject to the occurrence of the Closing and shall occur at the offices of MHR, 777 Post Oak Blvd., Suite 650, Houston, Texas 77056 on the later to occur of (i) the Closing Date; or (ii) a mutually agreed date and time within five (5) business days following SES’s exercise of the Option.  At the Option Closing, (i) MHR shall provide a revised settlement statement setting out the Option Fee which shall be an amount equal to 50% of the Plant Costs incurred through the Option Closing, (ii) SES shall deliver to MHR such Option Fee by wire transfer of immediately available funds, (iii) MHR shall deliver to SES an assignment, bill of sale and conveyance assigning to SES or its designee an undivided fifty percent (50%) interest in the Marcellus Gas Processing Plant, together with all real property, equipment, fixtures, facilities and other property, whether real, personal or mixed, used or held for use in connection therewith, such assignment to be substantially in the form attached hereto as Exhibit G., and (iv) MHR and SGC shall enter into the Joint Plant Agreement.  MHR shall warrant title to the assigned interest to be free of liens, claims and encumbrances arising by, through or under MHR, but not otherwise, but SES shall have full rights of substitution and subrogation into fifty percent (50%) of all warranties previously given to MHR with respect to the Marcellus Gas Processing Plant.  The Joint Plant Agreement shall (i) designate MHR or one of its Affiliates as operator of the Marcellus Gas Processing Plant (ii) provide that MHR shall have sole discretion in making decisions concerning all material matters related to the Marcellus Gas Processing Plant, including but not limited to selecting the site location, plant design, natural gas liquids storage and logistics, and downstream pipeline interconnections, although MHR will consider SES’s input in making decisions on such matters, and (iii) provide that SES shall bear 50% of the Plant Costs incurred after the Option Closing.

d.
Due Diligence.  During the period between the date hereof and the Option Termination Date (the “Due Diligence Period”), MHR shall afford to SES and its authorized representatives reasonable access during MHR’s normal business hours to MHR’s personnel and all books and records of MHR relating to the Marcellus Gas Processing Plant (the “Plant Records”), including, without limitation, land and title record plats, engineering and feasibility studies, reports and plans, design specifications, piping and instrumentation diagrams, mechanical records, permitting, environmental, construction, and the other books and records described in Exhibit F-2 attached hereto, only to the extent the Plant Records have been prepared by or provided to MHR, including the right to make copies thereof, in order for SES to evaluate whether to exercise the Option.  If SES does not exercise the Option for any reason, it shall return all Plant Records to MHR within three (3) days of the Option Termination Date.  In addition, subject to MHR’s access rights, MHR shall grant SES, to the extent permitted, access to the Marcellus Gas Processing Plant in order that SES may conduct an in-person inspection thereof.  SES may not, without the prior written consent of MHR, conduct any borings or any other invasive tests or examinations with respect to the Marcellus Gas Processing Plant.  SES shall provide MHR at least forty-eight (48) hours’ prior notice of any such inspection, and MHR’s representative(s) shall have the right to witness all such inspections.

e.
Indemnification.  SES SHALL RELEASE and INDEMNIFY and SHALL DEFEND AND HOLD HARMLESS MHR and its affiliates and their respective employees, agents, representatives, contractors, successors, and assigns from and against any and all Claims arising from SES’s pre-Closing inspection of the Marcellus Gas Processing Plant, including Claims for personal injuries to or death of any person or damage to the property of any person, except to the extent such Claims arise from the gross negligence or willful misconduct of MHR or its employees, agents, representatives, contractors, or consultants.

8.
Non-Economic Conditions; Termination.  For purposes of this Agreement, a “Non-Economic Condition” shall be deemed to exist if over any one year period after the Effective Date the actual and documented operating expenses (excluding overhead, except for overhead to SES by NPC charged under the NPC Operating Agreement) incurred by the Gathering Asset Owners in connection with the operation of the Gathering Assets, insofar and only insofar as such expenses are allocable to NPC and its Affiliates, exceeds the sum of all Gathering Fees, other fees and expense reimbursements received by the Gathering Asset Owners under the Applicable Agreements.  In the event of a Non-Economic Condition and the Seminole Parties’ belief that such Non-Economic Condition shall continue, the Seminole Parties may notify the other Parties of the Non-Economic Condition (such notice being referred to herein as a “Notice of Non-Economic Condition”) and request amendments of the Applicable Agreements in order to eliminate the Non-Economic Condition.  The Seminole Parties may not deliver more than one (1) Notice of Non-Economic Condition per year.  Within thirty (30) days after receipt of a Notice of Non-Economic Condition, MHR Parties may request, and upon receipt of such request, the Seminole Parties shall provide the MHR Parties such information as may be reasonably requested by the MHR Parties so that such MHR Parties may evaluate the Seminole Parties’ claim of Non-Economic Condition (the “Information”).  MHR shall have thirty (30) days after receipt of the Information to provide to SES a written notice of MHR’s objection to the Seminole Parties’ determination of a Non-Economic Condition (the “Notice of Objection”).  If MHR timely submits a Notice of Objection, the Parties shall proceed under Section 8(a) below, and if MHR fails to timely submit a Notice of Objection, the Parties shall proceed under Section 8(b) below.

a.
During the thirty (30) day period following SES’s receipt of the Notice of Objection, the Parties shall attempt in good faith to resolve any differences with respect to the Seminole Parties’ determination of a Non-Economic Condition, including, to the extent applicable, good faith negotiations to amend any of the Applicable Agreements.  If the Parties are unable to fully resolve such differences within such time period, the Parties shall submit the dispute to Grant Thornton LLP or such other independent accounting firm upon which the Parties mutually agree, for resolution.  Promptly, but not less than twenty (20) days after submission to it of the dispute, the independent accounting firm will determine those matters in dispute and will render a written report as to the disputed matters and the resulting conclusion supporting or rejecting the Seminole Parties’ determination of a Non-Economic Condition (the “Report”), which Report shall be conclusive and binding upon the Parties.  The fees and expenses of the independent accounting firm shall be paid one-half by SES and one-half by MHR.  The Parties shall fully cooperate with the independent accounting firm, including the prompt submission of any information and documents reasonably requested by such firm to render the Report.  If the Report supports the Seminole Parties’ determination of a Non-Economic Condition, for a period of thirty (30) days following receipt thereof, the Parties shall negotiate in good faith to reach agreement regarding amendments of the Applicable Agreements to address the Non-Economic Condition (the “Disputed Renegotiation Period”).

b.
During the thirty (30) day period following receipt of the Information, the Parties shall negotiate in good faith to reach agreement regarding amendments of the Applicable Agreements to address the Non-Economic Condition (the “Renegotiation Period”).

c.
If, as applicable, the Parties do not enter into written amendments of one or more of the Applicable Agreements during the Renegotiation Period under Section 8(b) or the Disputed Renegotiation Period under Section 8(a) to address the Non-Economic Condition then, notwithstanding any provision of any of the Applicable Agreements, the Seminole Parties may, upon thirty (30) days’ prior written notice to the other Parties (such notice to be delivered no later than within thirty (30) days after the end of the Renegotiation Period or Disputed Renegotiation Period), terminate all (but not less than all) of the Applicable Agreements (the “Non-Economic Termination”).  To the extent applicable, if the Report rejects the Seminole Parties’ determination of a Non-Economic Condition under Section 8(a), the Applicable Agreements shall continue in full force and effect.  In the event of a Non-Economic Termination any of the MHR Entities’ obligations under Section 6 of this Agreement shall immediately terminate.

9.
Indemnity.  MHR shall indemnify, defend and hold each of the Seminole Parties and their respective shareholders, members, officers, directors, managers, employees, agents, representatives, contractors, successors, and assigns, harmless from and against all Claims asserted by third parties arising from or related to the Arrangement Agreement or any of the MHR Entities’ operations or activities after the Effective Date under, or relating to, any of the Applicable Agreements.  Notwithstanding the foregoing, if any of the Applicable Agreements provide that the Seminole Parties shall indemnify any of the MHR Entities for any reason such provision shall not be deemed to be superseded by any provision of this Agreement.

10.
Termination.  In the event (a) the Arrangement Agreement is terminated prior to Closing, or (b) Closing has not occurred by April 30, 2011 (each, a “Termination Event”), then, except for the provisions of Section 5, Section 7(d) and Section 11 hereof, which shall survive the Termination Event, this Agreement and each of the Amendments shall be void and of no force and effect, and no Party shall have any obligation or liability hereunder.  In the event a Termination Event occurs due to a material breach by MHR of its representations and warranties or covenants under the Arrangement Agreement, then, in consideration of the investment of time, effort and expense by the Seminole Parties in the negotiation of, and due diligence in connection with, this Agreement and the Amendments, MHR shall pay to SES its reasonable, properly documented out of pocket costs and expenses, including legal fees, incurred in connection with the negotiation, preparation and execution of this Agreement and the Amendments (the “Transaction Expenses”).  The Seminole Parties agree that upon receipt of the Transaction Expenses, MHR shall have no further obligation or liability hereunder and the Seminole Parties shall not be entitled to any additional legal or equitable remedy under this Agreement as a result of such Termination Event or otherwise.

11.
Confidentiality.  To the extent not already in the public domain through no fault or breach of the terms of this Agreement by the Seminole Parties, all information furnished by MHR to SES in connection with this Agreement and in the course of its due diligence examination of the Marcellus Gas Processing Plant, including without limitation the Plant Records and the results of SES’s due diligence with respect to environmental matters (collectively, the “Confidential Information”) shall be confidential property of MHR and shall not be shared, exhibited or divulged to third parties without MHR’s prior written consent, except to the extent disclosure is required by law.  The Confidential Information may be disclosed to SES’s affiliates and SES’s and its affiliates’ respective consultants, attorneys, lenders and other representatives, only to the extent such disclosure is reasonably necessary in order to consummate the transactions contemplated by this Agreement, provided that such persons and entities are bound by this provision.

12.
Press Releases; Announcements.  The initial press release with respect to the execution of this Agreement shall be issued by MHR in a form to be reasonably agreed upon by MHR and the Seminole Parties.  Thereafter, neither Party shall issue or cause the publication of any press release or other public announcement or make any other disclosure with respect to this Agreement, the terms hereof or the transactions contemplated hereby without the prior consent of the other Party (which consent shall not be unreasonably withheld or delayed), except (i) as contemplated by the terms of this Agreement and to perform any actions permitted hereunder, or (ii) as may be required by Law or by any applicable listing agreement with a national securities exchange as determined in the good faith judgment of the Party proposing to make such release (in which case, such Party shall not issue or cause the publication of such press release or other public announcement without prior consultation with the other Party, to the extent practicable).  Notwithstanding anything contained herein to the contrary, any of the MHR Entities may disclose the terms of this Agreement and the transactions contemplated thereby in connection with any required filing under the Securities and Exchange Act of 1934, as amended, and in the proxy statement to be distributed to the NGAS shareholders as contemplated by the Arrangement Agreement.  MHR shall be responsible for any breach of this Section 12 by any of the MHR Entities.

13.	Miscellaneous Provisions.

a.	Amendment. No modification or amendment of this Agreement shall be effective unless such modification or amendment shall be set forth in writing and executed by all of the Parties hereto.

b.
Waivers.  The failure of any Party to exercise any of its rights under this Agreement shall in no way constitute a waiver of those rights, nor shall such failure excuse the other Parties from any of its obligations under this Agreement.

c.
Notices.  All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and shall be delivered personally (including by courier), sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, when transmitted, or, if mailed, two business days (a business day being any day as which commercial banks are open in Tulsa, Oklahoma, other than Saturday and Sunday), after the date of deposit in the United States mail, and addressed as set forth below or to such other Person or address as each Party may from time to time designate by notice to the other Party:

If to the MHR Entities to:

Magnum Hunter Resources Corporation
777 Post Oak Blvd, Suite 650
Houston, Texas 77056
Attention:  Paul M. Johnston, Senior Vice President and General Counsel
Facsimile No.:  (832) 369-6992

If to the Seminole Parties, to:

Seminole Energy Services, LLC
1323 E. 71st Street
Suite 300
Tulsa, Oklahoma
Attention:  Alex Goldberg
Facsimile No.:  (918) 858-4812

A Party may from time to time change its address or designees for notification purposes by giving the other Party prior notice in the manner specified above of the new address or the new designee and the subsequent date upon which the change shall be effective.

d.
Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by applicable law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect to the maximum extent permitted by applicable law.

e.
Entire Agreement.  This Agreement and the Amendments (and all exhibits hereto and thereto) constitute the entire agreement between the Parties hereto and supersedes all prior agreements, promises, correspondence, discussions, representations and understandings with regard to the subject matter hereof, except those expressly set forth herein or therein.  In the event of any conflict or inconsistency between this Agreement and the Applicable Agreements, this Agreement shall govern and control except to the extent provided in Section 9 of this Agreement.  Further, the Parties agree and acknowledge that there are no other agreements between any of the Parties hereto which require any modifications or amendments.

f.
Third Parties.  This Agreement shall not be construed to confer any benefit on any third party not a party to this Agreement nor shall it provide any rights to such third party to enforce its provisions.

g.
Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations of the Parties hereunder shall be assigned by any of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of each of the other Parties hereto, and any attempt to make any such assignment without such consent shall be null and void.  Subject to the preceding sentence, this Agreement shall extend to and be binding upon the Parties hereto and their respective successors and permitted assigns.

h.
Further Assurances.  Each Party shall, at the request of any other Party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting Party all such further instruments and take all such further actions as may be reasonably necessary or appropriate to consummate the transactions contemplated herein.

i.
Counterparts.  This Agreement may be executed in multiple counterparts (including, without limitation, faxed and electronic counterparts), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

j.	Rules of Construction.

i.
All section, titles or captions contained in this Agreement or in any Schedule or Exhibit annexed hereto or referred to herein, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

ii.
The Parties hereto represent that in the negotiation and drafting of this Agreement they have been represented by and relied upon the advice of counsel of their choice.  The Parties affirm that their counsel have had a substantial role in the drafting and negotiation of this Agreement and, therefore, the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any Schedule or Exhibit attached hereto.

k.	Relationship of the Parties. Nothing in this Agreement shall create or be deemed to create a partnership, joint venture, agency, or similar association or relationship among the parties.

l.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to such State’s conflict of laws rules.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the date first above written.

SEMINOLE ENERGY SERVICES, L.L.C.

By:	/s/ Robert B. Rosene, Jr.
Name:	Robert B. Rosene, Jr.
Title:	President

SEMINOLE GAS COMPANY, L.L.C.

By:	/s/ Robert B. Rosene, Jr.
Name:	Robert B. Rosene, Jr.
Title:	President

NGAS GATHERING II, LLC

By:	/s/ Robert B. Rosene, Jr.
Name:	Robert B. Rosene, Jr.
Title:	President

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Ronald D. Ormand
Name:	Ronald D. Ormand
Title:	Executive Vice President and
Chief Financial Officer

NGAS RESOURCES, INC.

By:	/s/ William S. Daugherty
Name:	William S. Daugherty
Title:	Chief Executive Officer

NGAS PRODUCTION CO.

By:	/s/ William G. Barr, III
Name:	William G. Barr, III
Title:	Executive Vice President

NGAS GATHERING, LLC

By:	/s/ William G. Barr, III
Name:	William G. Barr, III
Title:	Executive Vice President

EXHIBIT A

FIRST AMENDMENT
TO
MASTER NETTING AND SETOFF AGREEMENT

This FIRST AMENDMENT TO MASTER NETTING AND SETOFF AGREEMENT (this “Amendment”) is entered into as of the 10th day of March, 2011, by and among Seminole Energy Services L.L.C., an Oklahoma limited liability company (“SES”), Seminole Gas Company, L.L.C., an Oklahoma limited liability company (“SGC”), NGAS Gathering II, LLC, a Kentucky limited liability company (“New NGAS Gathering”), Magnum Hunter Resources Corporation, a Delaware corporation (“MHR”), NGAS Production Co., a Kentucky corporation (formerly known as Daugherty Petroleum, Inc.) (“NPC”), on behalf of itself and the other DPI Producers, and NGAS Gathering, LLC, a Kentucky limited liability company (“NGL”)  Each of the companies executing this Amendment may be referred to as a “Party” or together as the “Parties”.

RECITALS

A.  Reference is made to that certain Master Netting and Setoff Agreement dated as of July 15, 2009, by and among the Seminole Companies and the NGAS Companies (the “Agreement”) pursuant to which the Parties provided for the netting and or set off against monies owed under any of the Underlying Agreements.

B.  MHR and NGAS Resources, Inc., a British Columbia corporation (“NGAS”) have entered into that certain Arrangement Agreement, dated December 23, 2010 (“Arrangement Agreement”), pursuant to which MHR has agreed to purchase all of the shares of NGAS (the “NGAS Acquisition”).

C.  In connection with the NGAS Acquisition, the Parties desire to amend the Agreement as set forth herein.

D.  All capitalized terms used herein but not otherwise defined herein shall have the meanings attributed to them in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.  Certain Definitions.  As used herein, the following words and terms shall have the meanings indicated:

(i)  “Closing” has the meaning set forth in the Arrangement Agreement.

(ii)  “Closing Date” means the date on which Closing occurs.

(iii)  “Effective Date” means the first day of the month following the date on which Closing occurs, so long as Closing occurs on or before April 15, 2011.  In the event Closing occurs after April 15, 2011, the Effective Date shall be the Closing Date.

First Amendment to Master Netting and Setoff Agreement

1

2.           Amendments.  As of the Effective Date, the Agreement is hereby amended as follows:

(i)  Each and every reference in the Agreement to Daugherty Petroleum, Inc., a Kentucky corporation (“DPI”) or any reference of similar import or substance shall be deemed instead to be a reference to NGAS Production Co., a Kentucky corporation (“NPC”).

(ii)  The Preamble is hereby amended by amending and restating the antepenultimate and penultimate sentences to read as follows:

SES, SGC and New NGAS Gathering will hereinafter be referred to as the “Seminole Companies”.  MHR, NPC, NGAS and NGL will hereinafter be referred to as the “NGAS Companies”.

(iii)  The Recitals are hereby amended by relettering Recitals J, K and L as Recitals L, M and N, by adding new Recitals J and K and by amending and restating Recital L, each to read as follows:

J.  SGC AND NPC entered into that certain Joint Ownership Agreement dated September 14, 2007 and NPC, as producer, SGC and NPC, as owners and SGC, as manager entered into that certain Gas Processing Agreement dated September 14, 2007 (collectively, the “Rogersville Agreements”).

K.  MHR, NPC, NGL, New Gas Gathering, SES and SGC have entered into that certain Omnibus Agreement dated March 10, 2011 (the “Omnibus Agreement”).

L.  The Purchase Agreement, the NGAS Option Promissory Note, the SES Gathering Agreement, the NAESB Purchase Agreement, the Joint Ownership Agreement, the SES Operating Agreement, the DPI Operating Agreement, the Kay Jay ROFR, the Seller Parent Guaranty, the Forward Sales Agreement (as defined in the NAESB Purchase Agreement), the Rogersville Agreements, the Omnibus Agreement and all of the other Ancillary Agreements (as defined in the Purchase Agreement) are hereafter referred to herein as the “Underlying Agreements”.

(iv)  Article 1 is hereby amended by amending and restating the definition of the term “Excluded Netting Agreements” as set forth below:

“Excluded Netting Agreements” means and includes the following agreements and commitments:

First Amendment to Master Netting and Setoff Agreement

2

(i) Olive Grove Gathering and Treatment Agreement dated effective July 1, 2008 by and among: NGAS Production Co. (“NPC”), as producer; Seminole Gas Company, L.L.C. and NPC, as owners; and Seminole Energy Services, LLC, as manger; and

(ii) any agreement relating to the operation and ownership of the Marcellus Gas Processing Plant or the Substitute Marcellus Gas Processing Plant (as such terms are defined in the Omnibus Agreement).

2.  Termination.  In the event (a) the Arrangement Agreement is terminated prior to Closing or (b) Closing has not occurred by April 30, 2011, then, notwithstanding any other provision hereof, this Amendment shall be void and of no force and effect, and no Party shall have any obligation or liability hereunder.

3.  Ratification:  Except as amended by this Amendment, all of the terms and provisions of the Agreement are hereby ratified and affirmed in all respects and are incorporated herein by reference.

4.  Entire Agreement.  The Agreement (and the Exhibits and Schedules thereto), as amended by this Amendment, constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any prior oral or written agreements or understandings.

5.  Counterparts.  This Amendment may be executed in one or more counterparts (including faxed or electronic counterparts), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts hereof have been signed by each of the Parties and delivered to the other Party.

6.  Joinder.  By executing and delivering this Amendment, MHR hereby agrees to become a party to the Agreement, and shall accept, be subject to and bound by, and comply with the terms, conditions and provisions of, the Agreement, and shall be entitled to the rights and benefits thereunder in the same manner as if it was an original signatory to the Agreement.

7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules.

[Remainder of page intentionally left blank.]

First Amendment to Master Netting and Setoff Agreement

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IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the date first above written.

NGAS PRODUCTION CO., a Kentucky corporation, formerly known as Daugherty Petroleum, Inc., for itself and on behalf of the DPI Producers

By:
Name:
Title:

NGAS GATHERING, LLC. a Kentucky limited liability company

By:
Name:
Title:

MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation

By:
Name:
Title:

First Amendment to Master Netting and Setoff Agreement

4

NGAS GATHERING II, LLC, a Kentucky limited liability company

By:
Name:
Title:

SEMINOLE GAS COMPANY, L.L.C., an Oklahoma limited liability company

By:
Name:
Title:

SEMINOLE ENERGY SERVICES L.L.C., an Oklahoma limited liability company

By:
Name:
Title:

First Amendment to Master Netting and Setoff Agreement

5

EXHIBIT B

SECOND AMENDMENT
TO
GAS GATHERING AGREEMENT

This SECOND AMENDMENT TO GAS GATHERING AGREEMENT (this “Amendment”) is entered into as of the 10th day of March, 2011, by and among (i) NGAS Gathering II, LLC, a Kentucky limited liability company (“NNG”) and Seminole Gas Company, L.L.C., an Oklahoma limited liability company (“Seminole”), (NNG and Seminole are referred to herein collectively as the “Gathering System Owners”) and (ii) Seminole Energy Services, L.L.C., an Oklahoma limited liability company (“Shipper”).  Gathering System Owners and Shipper are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.  Reference is made to that certain Gas Gathering Agreement dated as of July 15, 2009, by and between Gathering System Owners and Shipper, as amended by that certain First Amendment to Gas Gathering Agreement dated as of January 9, 2010 (as amended, the “Agreement”) pursuant to which the Gathering System Owners provide gathering services for Shipper for volumes delivered to the Gathering System (as defined in the Agreement).

B.  Magnum Hunter Resources Corporation, a Delaware corporation (“MHR”) and NGAS Resources, Inc., a British Columbia corporation (“NGAS”) have entered into that certain Arrangement Agreement, dated December 23, 2010 (“Arrangement Agreement”), pursuant to which MHR has agreed to purchase all of the shares of NGAS (the “NGAS Acquisition”).

C.  In connection with the NGAS Acquisition, Gathering System Owners and Shipper desire to further amend the Agreement, as set forth herein, to among other things, provide for a variable rate gathering fee.

D.  All capitalized terms used herein but not otherwise defined herein shall have the meanings attributed to them in the Agreement.

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereby amend the Agreement and agree as follows:

1.           Certain Definitions.  As used herein, the following words and terms shall have the meanings indicated:

(i)  “Closing” has the meaning set forth in the Arrangement Agreement.

(ii)  “Closing Date” means the date on which Closing occurs.

(iii)  “Effective Date” means the first day of the month following the date on which Closing occurs, so long as Closing occurs on or before April 15, 2011.  In the event Closing occurs after April 15, 2011, the Effective Date shall be the Closing Date.

Second Amendment to Gas Gathering Agreement

1

(iv)  “Month or Monthly” means any whole or partial month, depending on the Effective Date.  Partial months shall be prorated in proportion to the actual number of days in the month so prorated.

2.  Amendments.  As of the Effective Date, the Agreement is hereby amended as follows:

(i)  Each and every reference in the Agreement to Daugherty Petroleum, Inc., a Kentucky corporation (“DPI”) or any reference of similar import or substance shall be deemed instead to be a reference to NGAS Production Co., a Kentucky corporation (“NPC”).

(ii)  Article 1 is hereby amended by adding the following defined terms, each to read as follows:

“Affiliate” has the meaning provided in the NAESB Purchase Agreement.

“Applicable Agreements” has the meaning provided in the Omnibus Agreement.

“Base Year Operating Costs” means all costs of operating the Gathering System for all current volumes as February 1, 2011, incurred by the Gathering System Owners to operate, maintain, replace and repair the Gathering System; provided, that, such costs shall not include capitalized expenses and overhead of the Gathering System Owners.  Base Year Operating Costs shall be $1,495,200 for calendar Year 2011 as more particularly described in Exhibit C attached hereto.  The Base Year Operating Costs shall increase every calendar Year beginning in 2012 by the difference of the lesser of (x) the positive amount, if any, that the actual out-of-pocket costs (without capitalized expenses and overhead of the Gathering System Owners) incurred by Gathering System Owners to operate and maintain the Gathering System in the prior calendar Year which are not attributable to New Third Party Volumes are greater than the Base Year Operating Costs for the prior calendar Year or (y) the adjustment contemplated in Section 4.3(iii); provided that, after the expiration of the Primary Term of the NAESB Purchase Agreement, Base Year Operating Costs shall be the Base Year Operating Costs for the last Year of the Primary Term of the NAESB Purchase Agreement as long as the NAESB Purchase Agreement is in effect.  For the avoidance of doubt, the calculation of actual out-of-pocket costs in the foregoing clause (x) above expressly excludes (i) all fees payable to NPC under Section 14(a) of the NPC Operating Agreement and (ii) all fees payable to SES under Section 14(a) of the SES Operating Agreement.  In the event New Third Party Volumes are gathered on the Gathering System, then the producers of such New Third Party Volumes shall bear their share of the increased operating expenses and such expenses shall not be deemed to be part of the Base Year Operating Costs.

Second Amendment to Gas Gathering Agreement

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“Committed Reserves” has the meaning provided in the NAESB Purchase Agreement.

“CPI-U Index” means the Consumer Price Index for All Urban Consumers, or its most comparable successor, as published by the U.S. Department of Labor, Bureau of Labor Statistics.

“Drilling Partnerships” means those partnerships of which NPC or any of its Affiliates is the general partner, which as of the date hereof are more particularly described in Exhibit E attached hereto.

“Existing Wells” means wells completed for production of Committed Reserves prior to the Second Amendment Effective Date, including any recompletion, plugging back, deepening or sidetracking thereof, more particularly described on Exhibit D attached hereto  The respective working interests of NPC and its Affiliates in the Existing Wells reflected in Exhibit D are subject to the acknowledgements, certifications and qualifications set forth in the Annex attached hereto and the Certification attached as Exhibit D-1 hereto, as delivered to the Parties by NPC upon the execution of this Amendment.

“Legacy JV Volumes” means those volumes produced from time to time from Existing Wells which are not attributable to Legacy NPC Corporate Volumes or Legacy LP Volumes.  For each month, the Legacy JV Volumes for each Existing Well shall be the product of (i) the monthly volume produced from such Existing Well multiplied by (ii) the corresponding Legacy JV Volumes working interest percentage for such Existing Well as shown on Exhibit D.

“Legacy LP Volumes” means those volumes produced from the Existing Wells which are attributable to (i) the interests of NPC in the Drilling Partnerships and (ii) the interests of all limited partners in the Drilling Partnerships.  For each month, the Legacy LP Volumes for each Existing Well shall be the product of (i) the monthly volume produced from such Existing Well multiplied by (ii) the corresponding Legacy LP Volumes working interest percentage for such Existing Well as shown on Exhibit D.

“Legacy NPC Corporate Volumes” means those volumes produced from time to time from the Existing Wells which are attributable to NPC; excluding volumes attributable to the Drilling Partnerships.  For each month, the Legacy NPC Corporate Volumes for each Existing Well shall be the product of (i) the monthly volume produced from such Existing Well multiplied by (ii) the corresponding Legacy NPC Corporate Volumes working interest percentage for such Existing Well as shown on Exhibit D.

Second Amendment to Gas Gathering Agreement

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“MHR” means Magnum Hunter Resources Corporation, a Delaware corporation.

“Monthly Compression Fee” means, for each Month, the actual costs incurred by the Gathering System Owners in connection with the rental, maintenance and operation of compressors used in connection with the Gathering System, provided that such costs shall be reasonable.  To the extent the fees are similar to the fees described on Exhibit F attached hereto, such fees shall be deemed reasonable.

“New LP Volumes” means those volumes produced from time to time from the New Wells which are attributable to (i) the interests of NPC in the Drilling Partnerships and (ii) the interests of all limited partners in the Drilling Partnerships.

“New NPC Corporate Volumes” means those volumes produced from time to time from the New Wells which are not attributable to the Drilling Partnerships.

“New Third Party Volumes” means those volumes produced from time to time which are not attributable to MHR, NPC, its Affiliates or producers and their successors or assigns whose volumes are gathered on the Gathering System as of the Second Amendment Effective Date.

“New Wells” means (i) those wells completed for production of Committed Reserves on or after the Second Amendment Effective Date and (ii) any other well producing volumes attributable to the Committed Reserves which is not an Existing Well.

“NPC Operating Agreement” has the meaning provided in the Omnibus Agreement.

“Omnibus Agreement” means the Omnibus Agreement, dated March 10, 2011 by and between Shipper, Seminole, MHR, NPC,. NGAS, NGAS Gathering, LLC, a Kentucky limited liability company and NNG.

“Second Amendment Effective Date” means March 31, 2011.

“SES Operating Agreement” has the meaning provided in the Omnibus Agreement.

(iii)  Article 1 is hereby amended by modifying the following defined terms below, each to read as follows:

Second Amendment to Gas Gathering Agreement

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“Monthly Gathering Fee” means, for each Month, a fee equal to the sum of (i) a fee equal to [**REDACTED**] for each Mcf of Shipper’s Gas attributable to Legacy LP Volumes and Legacy JV Volumes and (ii) a fee equal to [**REDACTED**] for each Mcf of Shipper’s Gas attributable to Legacy NPC Corporate Volumes, New LP Volumes and New NPC Corporate Volumes, in each case, received at the Receipt Points and gathered hereunder in each such Month.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

“Monthly Operating Fee” is defined in Section 4.3.

(iv)  The term “Monthly Capital Fee” is hereby deleted from the Agreement, and the Agreement is amended mutatis mutandis to effect the revision that in each instance that the term “Monthly Capital Fee” appears, it is replaced by the term “Annual Capital Fee”.

(v)  Section 4.2 is hereby amended and restated in its entirety to read as follows:

4.2  Annual Capital Fee.  No later than thirty (30) days after the end of each calendar Year, Gathering System Owners shall determine the total capital costs paid by Gathering System Owners in the prior calendar Year that were made upon a direct request by the Seller or its Affiliates under the NAESB Purchase Agreement or necessary for the Gathering System Owners to meet their obligations under the Applicable Agreements (“Annual Capital Costs”).  The “Annual Capital Fee” means for each calendar Year, a fee equal to the product of (i) 15% and (ii) the cumulative Annual Capital Costs in excess of $600,000 for each prior calendar year as of the date such fee is calculated.  The Annual Capital Fee shall be due upon the determination of such fee and payable in full in accordance with the procedures set forth Article 11.  In no event shall Gathering System Owners be required to approve, make or continue any capital expenditures to the extent it reasonably determines in its sole discretion that such expenditures are uneconomical based on the remaining term of the Agreement; provided, that the Gathering System Owners shall provide such information reasonably requested by MHR or  an Affiliate of MHR that explains the Gathering System Owners’ determination that such expenditures are uneconomical.  For calendar Year 2011, any Monthly Capital Fees paid under the Agreement for such Year prior to the Effective Date shall be deducted from the Annual Capital Fee for such Year.  At Closing, Gathering System Owners shall provide MHR a statement describing all such Monthly Capital Fees paid under the Agreement in calendar Year 2011.

Second Amendment to Gas Gathering Agreement

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(vi)  Subsections (i), (ii) and (iii) of Section 4.3 are hereby amended and restated in their entirety, each to read as follows:

(i)  Purpose.  The Monthly Operating Fee is intended to reflect, and reimburse the Gathering System Owners to the extent the actual out-of-pocket costs (without overhead) of the Gathering System Owners of operating, maintenance, replacement and repair of the Gathering System which are not attributable to New Third Party Volumes exceed the Base Year Operating Costs.

(ii)  Statement.  On or before the last Day of April each Year, the Gathering System Owners shall provide a written statement to Shipper and MHR (or a designated Affiliate of MHR) showing in reasonable detail the actual out-of-pocket costs (without capitalized expenses and overhead of the Gathering System Owners) incurred by Gathering System Owners to operate and maintain the Gathering System in the prior calendar Year which are not attributable to New Third Party Volumes (the “Annual Operating Costs”).  Notwithstanding the immediately preceding sentence, the Annual Operating Costs expressly exclude (i) all fees payable to NPC under Section 14(a) of the NPC Operating Agreement and (ii) all fees payable to SES under Section 14(a) of the SES Operating Agreement.

(iii)  Adjustment. If the Annual Operating Costs for the prior calendar Year exceed the Base Year Operating Costs for such Year by more than the lesser of (x) 3% or (y) the percentage change in the CPI-U Index for such calendar Year, then Shipper shall be obligated to pay to Gathering System Owners a Monthly Operating Fee in the amount of such deficit (in equal Monthly increments) for the balance of the succeeding Year; provided that after the expiration of the Primary Term of NAESB Purchase Agreements, if the Annual Operating Costs for the prior calendar Year exceed the Base Year Operating Cost for such Year, the Shipper shall be obligated to pay to Gathering System Owner a Monthly Operating Fee in the amount of such deficit (in equal Monthly increments) for the balance of the succeeding Year; provided further that notwithstanding the foregoing, the Shipper shall only be obligated to pay such fee for the Secondary Term of the NAESB Purchase Agreement if after good faith negotiations prior to the end of the Primary Term of the NAESB Purchase Agreementor within thirty (30) days thereafter the Parties fail to arrive at a mutually agreeable adjustment to account for changes in Annual Operating Costs (as long as the amount paid regarding such adjustment will not result in the Gathering System Owners collecting more pursuant to this proviso than actual operating costs incurred). (“Monthly Operating Fee”).  If such a deficit exists for the terminal year of this Agreement, then Shipper shall be obligated to pay the Gathering System Owners a fee in the amount of such deficit (the “Terminal Operating Fee”), payable in full ten (10) days following the termination of this Agreement.

Second Amendment to Gas Gathering Agreement

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(vii)  Section 4.5 shall be intentionally omitted and is hereby amended and restated in its entirety to read as follows:

4.5  [Intentionally Omitted.]

(viii)  Section 4.6 is hereby amended and restated in its entirety to read as follows:

4.6.  Gathering Fees.  The Monthly Gathering Fee, the Monthly Compression Fee, the Annual Capital Fee, the Monthly Operating Fee and the Terminal Operating Fee are referred to herein collectively as the “Gathering Fees.”

(ix)  The Agreement is hereby amended by adding Section 4.8 to read as follows:

4.8  Make Whole Payment.  In the event Closing occurs on or before April 15, 2011, upon the first payment of Gathering Fees following the effective date of the Second Amendment to this Agreement, the Gathering System Owners shall calculate and reimburse to Shipper, in accordance with the procedures set forth Article 11, the difference necessary to make whole the Shipper as if the Gathering Fees (as modified by the Second Amendment to this Agreement) had been effective as of April 1, 2011.  Any reference to the “Gathering Fees” in the NAESB Purchase Agreement shall be deemed to refer to the Gathering Fees (as modified by the Second Amendment to this Agreement) as if such fees had been effective as of April 1, 2011 (it being understood that NPC shall receive the corresponding benefit under the NAESB Purchase Agreement from such Gathering Fees being effective as of April 1, 2011).

(x)  The Agreement is hereby amended by adding Exhibits C, D, E, F to the Agreement incorporated therein for all purpose in the form of Exhibits C, D, E, F attached hereto.

3.  Termination.  In the event (a) the Arrangement Agreement is terminated prior to Closing or (b) Closing has not occurred by April 30, 2011, then, notwithstanding any other provision hereof, this Amendment shall be void and of no force and effect, and no Party shall have any obligation or liability hereunder.

4.  Ratification:  Except as amended by this Amendment, all of the terms and provisions of the Agreement are hereby ratified and affirmed in all respects and are incorporated herein by reference.

5.  Entire Agreement.  The Agreement (and the Exhibits and Schedules hereto and thereto), as amended by this Amendment, constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any prior oral or written agreements or understandings.

Second Amendment to Gas Gathering Agreement

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6.  Counterparts.  This Amendment may be executed in one or more counterparts (including faxed or electronic counterparts), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts hereof have been signed by each of the Parties and delivered to the other Party.

7.           Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to such state’s conflict of laws rules.

[Remainder of page intentionally left blank.]

Second Amendment to Gas Gathering Agreement

8

IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the date first above written.

Shipper:

SEMINOLE ENERGY SERVICES, L.L.C.

By:
Name:
Title:

Gathering System Owners:

NGAS GATHERING II, LLC

By:
Name:
Title:

SEMINOLE GAS COMPANY, L.L.C.

By:
Name:
Title:

Second Amendment to Gas Gathering Agreement

9

ANNEX

TO SECOND AMENDMENT TO GAS GATHERING AGREEMENT

Reference is made to that certain Gas Gathering Agreement dated as of July 15, 2009, by and among (i) NGAS Gathering II, LLC, a Kentucky limited liability company (“NNG”) and Seminole Gas Company, L.L.C., an Oklahoma limited liability company (“Seminole”), (NNG and Seminole are referred to herein collectively as the “Gathering System Owners”) and (ii) Seminole Energy Services, L.L.C., an Oklahoma limited liability company (“Shipper”), as amended by that certain First Amendment to Gas Gathering Agreement dated as of January 9, 2010 and as further amended by that certain Second Amendment (the “Amendment”) to Gas Gathering Agreement dated March _, 2011 (as amended, the “Agreement”):  Capitalized terms used herein and not otherwise defined have the respective meanings ascribed to them in the Agreement:

NPC consents to the adoption of the Amendment, effective as of the Effective Date and subject to the Closing, and hereby agrees and acknowledges as follows in connection therewith:

1.      Upon execution of the Amendment by the parties thereto, NPC shall deliver an Existing Wells Certification in the form attached as Exhibit D-1 to the Amendment

2.      NPC is a party to the NAESB Purchase Agreement, which incorporates by reference the definitions of “Gathering Fees” which the Amendment defines collectively as the Monthly Gathering Fee, Monthly Compression Fee, Annual Capital Fee, Monthly Operating Fee and Terminal Operating Fee.

3.      The terms and provisions of the NAESB Purchase Agreement shall be deemed amended for all purposes to give effect to the terms and provisions of the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Annex to be duly executed and delivered this __ day of March, 2011

NGAS PRODUCTION CO., formerly known as Daugherty Petroleum, Inc.

By:
Name:
Title:

Second Amendment to Gas Gathering Agreement

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EXHIBIT C

FIRST AMENDMENT
TO
DPI OPERATING AND MAINTENANCE AGREEMENT
(NGAS/SEMINOLE GATHERING SYSTEM)

This FIRST AMENDMENT TO DPI OPERATING AND MAINTENANCE AGREEMENT (this “Amendment”) is entered into as of the 10th day of March, 2011, by and between Seminole Energy Services, L.L.C., an Oklahoma limited liability company (“SES”) and NGAS Production Co., a Kentucky corporation (formerly known as Daugherty Petroleum, Inc.) (“NPC”).  Each of the parties executing this Amendment may be referred to as a “Party” or together as the “Parties.”

RECITALS

A.  Reference is made to that certain DPI Operating and Maintenance Agreement dated as of July 15, 2009, by and between SES and NPC (the “Agreement”) pursuant to which NPC agreed to contract operate and maintain the Gathering System, and perform such other services described therein, in accordance with the terms thereof.

B.  Magnum Hunter Resources Corporation, a Delaware corporation (“MHR”) and NGAS Resources, Inc., a British Columbia corporation (“NGAS”) have entered into that certain Arrangement Agreement, dated December 23, 2010 (“Arrangement Agreement”), pursuant to which MHR has agreed to purchase all of the shares of NGAS (the “NGAS Acquisition”).

C.  In connection with the NGAS Acquisition, SES and NPC desire to amend the Agreement as set forth herein.

D.  All capitalized terms used herein but not otherwise defined herein shall have the meanings attributed to them in the Agreement.

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereby amend the Agreement and agree as follows:

1.           Certain Definitions.  As used herein, the following words and terms shall have the meanings indicated:

(i)  “Closing” has the meaning set forth in the Arrangement Agreement.

(ii)  “Closing Date” means the date on which Closing occurs.

(iii)  “Effective Date” means the first day of the month following the date on which Closing occurs, so long as Closing occurs on or before April 15, 2011.  In the event Closing occurs after April 15, 2011, the Effective Date shall be the Closing Date.

First Amendment to DPI Operating and Maintenance Agreement

1

2.  Amendments.  As of the Effective Date, the Agreement is hereby amended as follows:

(i)  Each and every reference in the Agreement to Daugherty Petroleum, Inc., a Kentucky corporation (“DPI”) or any reference of similar import or substance shall be deemed instead to be a reference to NGAS Production Co., a Kentucky corporation (“NPC”).

(ii)  Paragraph 3(d) is hereby amended by adding the following sentence to read as follows:

NPC shall also provide SES with all gas quality samplings and measurement data to allow performance of Third Party Contracts by SES and SGC for gathering, processing and downstream liquids transportation and sales.

(iii)  Paragraph 8 is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything stated in this Agreement to the contrary, NPC shall not have any authority to spend or incur any expense, cost or liability under this Agreement or relating to the Gathering System to the extent (i) not approved as part of an Approved Budget, an approved AFE, or as an authorized Emergency expense, or (ii) not expressly approved by Seminole in writing under this Agreement (collectively, the “Approved Expenses”); and to the extent NPC incurs any costs, expenses or liabilities in excess of the Approved Expenses, the same shall be at NPC’s sole risk and expense, and Seminole (or any Affiliate of Seminole) shall have no obligation or liability to NPC to pay or reimburse the same.  The Approved Budget shall include a miscellaneous category which allows NPC to make expenditures up to $100,000; provided, that, any and all costs for the benefit of NPC production attributable to (i) resetting compression along the Gathering System or (ii) [expansion of the Gathering System for the sole purpose of connecting additional gas wells shall, in each case, be excluded from such miscellaneous category and such costs attributable thereto shall be borne solely by NPC.  In no event shall SES be required to approve, make or continue as an Approved Expense any capital expenditures to the extent it reasonably determines in its sole discretion that such expenditures are uneconomical based on the remaining term of the Agreement; provided, that SES shall provide such information reasonably requested by NPC that explains SES’s determination that such expenditures are uneconomical.

(iv)  The first sentence of Section 10 is hereby amended and restated in its entirety as follows:

First Amendment to DPI Operating and Maintenance Agreement

2

The term of this Agreement shall commence as of the date set forth in the introductory paragraph hereof and shall continue for a term to run concurrently with the NAESB Agreement more particularly set forth in Section 12 therein, unless sooner terminated by SES under the immediately following sentence; provided that, notwithstanding anything to the contrary in this Section 10, after the expiration of the Primary Term of the NAESB Agreement, SES may terminate this Agreement upon thirty (30) days written notice so long as upon the date of such termination, SES pays an amount equal to $2,600,000 by wire transfer of immediately available funds.

(v)  Section (a) of Paragraph 14 is hereby amended and restated in its entirety to read as follows:

(a)  In addition to the reimbursed costs and expenses described in Section 14(b) below; SES shall pay NPC (i) the sum of $102,000 per month during the Primary Term of the NAESB Agreement and (ii) the sum of $45,000 per month during the Secondary Term of the NAESB Agreement in consideration of serving as contract operator and performing this Agreement; provided that if Closing occurs on or before April 15, 2011, upon the first payment of such fee following the effective date of the First Amendment to this Agreement, SES shall calculate and reimburse to NPC, the difference necessary to make whole NPC as if such fee had been effective as of April 1, 2011.

(vi)  Paragraph 26 is hereby amended and restated in its entirety to read as follows:

26.  Further Assurances.  At any time and from time to time at or after the Closing, at any Party’s request and without further consideration, the Parties agree to cooperate with each other, to execute and deliver such other documents, instruments of transfer or assignment, files, books and records and do all such further acts and things as may be reasonably required to carry out the transactions contemplated hereby.  Furthermore, in the event SES or an Affiliate of SES has received a request for information, or is required to deliver any information, reports, certificates or documents pursuant to the terms of any agreement related to the Gathering System, NPC shall promptly deliver to SES any such information in it possession, custody or control and shall cooperate with SES preparing any reports, certificates or information as may be required.

3.  Termination.  In the event (a) the Arrangement Agreement is terminated prior to Closing or (b) Closing has not occurred by April 30, 2011, then, notwithstanding any other provision hereof, this Amendment shall be void and of no force and effect, and no Party shall have any obligation or liability hereunder.

First Amendment to DPI Operating and Maintenance Agreement

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4.  Ratification:  Except as amended by this Amendment, all of the terms and provisions of the Agreement are hereby ratified and affirmed in all respects and are incorporated herein by reference.

5.  Entire Agreement.  The Agreement (and the Exhibits and Schedules thereto), as amended by this Amendment, constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any prior oral or written agreements or understandings.

6.  Counterparts.  This Amendment may be executed in one or more counterparts (including faxed or electronic counterparts), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts hereof have been signed by each of the Parties and delivered to the other Party.

7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to such state’s conflict of laws rules.

[Remainder of page intentionally left blank.]

First Amendment to DPI Operating and Maintenance Agreement

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IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the date first above written.

SEMINOLE ENERGY SERVICES, L.L.C.

By:
Name:
Title:

NGAS PRODUCTION CO., formerly known as Daugherty Petroleum, Inc.

By:
Name:
Title:

First Amendment to DPI Operating and Maintenance Agreement

5

EXHIBIT D

FIRST AMENDMENT
TO
SES OPERATING AND MAINTENANCE AGREEMENT
(NGAS/SEMINOLE GATHERING SYSTEM)

This FIRST AMENDMENT TO SES OPERATING AND MAINTENANCE AGREEMENT (this “Amendment”) is entered into as of the 10th day of March 2011, by and among Seminole Energy Services, L.L.C., an Oklahoma limited liability company (“SES”), NGAS Gathering II, LLC, a Kentucky limited liability company (“NNG”) and Seminole Gas Company, L.L.C., an Oklahoma limited liability company (“SGC”).  Each of the parties executing this Amendment may be referred to as a “Party” or together as the “Parties.”

RECITALS

A.  Reference is made to that certain SES Operating and Maintenance Agreement dated as of July 15, 2009, by and among SES, NNG and SGC (the “Agreement”) pursuant to which SES agreed to contract operate and maintain the Gathering System, and perform such other services described therein, in accordance with the terms thereof.

B.  Magnum Hunter Resources Corporation, a Delaware corporation (“MHR”) and NGAS Resources, Inc., a British Columbia corporation (“NGAS”) have entered into that certain Arrangement Agreement, dated December 23, 2010 (“Arrangement Agreement”), pursuant to which MHR has agreed to purchase all of the shares of NGAS (the “NGAS Acquisition”).

C.  In connection with the NGAS Acquisition, SES NNG and SGC desire to amend the Agreement as set forth herein.

D.  All capitalized terms used herein but not otherwise defined herein shall have the meanings attributed to them in the Agreement.

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereby amend the Agreement and agree as follows:

1.  Certain Definitions.  As used herein, the following words and terms shall have the meanings indicated:

(i)  “Closing” has the meaning set forth in the Arrangement Agreement.

(ii)  “Closing Date” means the date on which Closing occurs.

(iii)  “Effective Date” means the first day of the month following the date on which Closing occurs, so long as Closing occurs on or before April 15, 2011.  In the event Closing occurs after April 15, 2011, the Effective Date shall be the Closing Date.

First Amendment to SES Operating and Maintenance Agreement

1

2.  Amendments.  As of the Effective Date, the Agreement is hereby amended as follows:

(i)  Each and every reference in the Agreement to Daugherty Petroleum, Inc., a Kentucky corporation (“DPI”) or any reference of similar import or substance shall be deemed instead to be a reference to NGAS Production Co., a Kentucky corporation (“NPC”).

(ii)  Paragraph 3(d) is hereby amended by adding the following sentence to read as follows:

SES shall also provide SGC will all gas quality samplings and measurement data to allow performance of Third Party Contracts for gathering, processing and downstream liquids transportation and sales.

(iii)  Paragraph 8 is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything stated in this Agreement to the contrary, SES shall not have any authority to spend or incur any expense, cost or liability under this Agreement or relating to the Gathering System to the extent (i) not approved as part of an Approved Budget, an approved AFE, or as an authorized Emergency expense, or (ii) not expressly approved by Seminole in writing under this Agreement (collectively, the “Approved Expenses”); and to the extent SES incurs any costs, expenses or liabilities in excess of the Approved Expenses, the same shall be at SES’s sole risk and expense, and Seminole (or any Affiliate of Seminole) shall have no obligation or liability to SES to pay or reimburse the same.  The Approved Budget shall include a miscellaneous category which allows SES to make expenditures up to $100,000; provided, that, any and all costs for the benefit of NPC production attributable to (i) resetting compression along the Gathering System or (ii) expansion of the Gathering System for the purpose of connecting additional gas wells shall, in each case, be excluded from such miscellaneous category and such costs attributable thereto shall be borne solely by SES.  In no event shall SGC be required to approve, make or continue as an Approved Expense any capital expenditures to the extent it determines in its sole discretion that such expenditures are uneconomical based on the remaining term of the Agreement.

(iv)  The first sentence of Section 10 is hereby amended and restated in its entirety as follows:

The term of this Agreement shall commence as of the date set forth in the introductory paragraph hereof and shall continue for a term to run concurrently with the NAESB Agreement more particularly set forth in Section 12 therein, unless sooner terminated by SGC under the immediately following sentence, ; provided that, notwithstanding anything to the contrary in this Section 10, after the expiration of the Primary Term of the NAESB Agreement, SGC may terminate this Agreement upon thirty (30) days written notice so long as upon the date of such termination, SES pays an amount equal to $2,600,000 by wire transfer of immediately available funds.

First Amendment to SES Operating and Maintenance Agreement

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(v)  Section (a) of Paragraph 14 is hereby amended and restated in its entirety to read as follows:

(a)  In addition to the reimbursed costs and expenses described in Section 14(b) below; SGC and NNG shall pay SES (i) the sum of $102,000 per month during the Primary Term of the NAESB Agreement and (ii) the sum of $45,000 per month during the Secondary Term of the NAESB Agreement in consideration of serving as contract operator and performing this Agreement; provided that if Closing occurs on or before April 15, 2011, upon the first payment of such fee following the effective date of the First Amendment to this Agreement, SGC and NNG shall calculate and reimburse to SES, the difference necessary to make whole SES as if such fee had been effective as of April 1, 2011.  In the event the DPI Operating and Maintenance Agreement dated as of July 15, 2009, by and between SES and NPC, as amended by that certain First Amendment to DPI Operating and Maintenance Agreement of even date herewith is terminated for any reason, the amount payable to SES in consideration of serving as contract operator and performing this Agreement shall be decreased from $102,000 or $45,000 per month, as the case may be, to $10,000 per month.

3.  Termination.  In the event (a) the Arrangement Agreement is terminated prior to Closing, or (b) Closing has not occurred by April 30, 2011, then, notwithstanding any other provision hereof, this Amendment shall be void and of no force and effect, and no Party shall have any obligation or liability hereunder.

4.  Ratification:  Except as amended by this Amendment, all of the terms and provisions of the Agreement are hereby ratified and affirmed in all respects and are incorporated herein by reference.

5.  Entire Agreement.  The Agreement (and the Exhibits and Schedules thereto), as amended by this Amendment, constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any prior oral or written agreements or understandings.

6.  Counterparts.  This Amendment may be executed in one or more counterparts (including faxed or electronic counterparts), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts hereof have been signed by each of the Parties and delivered to the other Party.

First Amendment to SES Operating and Maintenance Agreement

3

7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to such state’s conflict of laws rules.

[Remainder of page intentionally left blank.]

First Amendment to SES Operating and Maintenance Agreement

4

IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the date first above written.

SEMINOLE ENERGY SERVICES, L.L.C.

By:
Name:
Title:

NGAS GATHERING II, LLC

By:
Name:
Title:

SEMINOLE GAS COMPANY, L.L.C.

By:
Name:
Title:

First Amendment to SES Operating and Maintenance Agreement

5

EXHIBIT E

FIRST AMENDMENT
TO
BASE CONTRACT FOR SALE AND PURCHASE OF NATURAL GAS

This FIRST AMENDMENT TO BASE CONTRACT FOR SALE AND PURCHASE OF NATURAL GAS (this “Amendment”) is entered into as of the 10th day of March, 2011, by and between Seminole Energy Services, L.L.C., an Oklahoma limited liability company (“SES”) and NGAS Production Co., a Kentucky corporation (formerly known as Daugherty Petroleum, Inc.) (“NPC”).  Each of the parties executing this Amendment may be referred to as a “Party” or together as the “Parties.”

RECITALS

A.  Reference is made to that certain Base Contract for Sale and Purchase of Natural Gas dated as of July 15, 2009, by and between SES and NPC, as amended and modified by the Special Provisions for NAESB Base Contract for Sale and Purchase of Natural Gas (as modified, the “Agreement”) pursuant to which the Parties agreed to the terms and provisions for the purchase of natural gas.

B.  Reference is further made to that certain Arrangement Agreement dated December 23, 2010, by and between Magnum Hunter Resources Corporation, a Delaware corporation and NGAS Resources, Inc., a British Columbia corporation (“Arrangement Agreement”).

C.  SES and NPC desire to amend the Agreement as set forth herein.

D.  All capitalized terms used herein but not otherwise defined herein shall have the meanings attributed to them in the Agreement.

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereby amend the Agreement and agree as follows:

1.  Certain Definitions.  As used herein, the following words and terms shall have the meanings indicated:

(i)  “Closing” has the meaning set forth in the Arrangement Agreement.

(ii)  “Closing Date” means the date on which Closing occurs.

(iii)  “Effective Date” means the first day of the month following the date on which Closing occurs, so long as Closing occurs on or before April 15, 2011.  In the event Closing occurs after April 15, 2011, the Effective Date shall be the Closing Date.

2.  Amendments.  As of the Effective Date, the Agreement is hereby amended as follows:

First Amendment to Base Contract for Sale and Purchase of Natural Gas

1

(i)  Each and every reference in the Agreement to Daugherty Petroleum, Inc., a Kentucky corporation (“DPI”) or any reference of similar import or substance shall be deemed instead to be a reference to NGAS Production Co., a Kentucky corporation (“NPC”).

(ii)  Section 2 of the Base Contract is hereby amended and by amending and restating the following definition in its entirety to read as follows:

“Existing Contracts” means the Gas Gathering Agreement, dated March 14, 2006, between NGAS Gathering, LLC and Chesapeake Appalachia, L.L.C. and the Gas Gathering Agreement, dated October 5, 2004, between Duke Energy Gas Services Corporation and Forexco, Inc.; provided that, Existing Contracts shall not include any amendments, renewals or new or substitute agreements entered into with respect to the foregoing agreements.

(iii)  Section 2.2 of the Base Contract is hereby amended and restated in its entirety to read as follows:

“Affiliate” shall mean, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person.  For this purpose, “control” of any entity or person means ownership of at least 50 percent of the voting power of the person or entity.  For the avoidance of doubt, the term Affiliate shall include any partnership, of which NPC or any of its Affiliates is the general partner.

(iv)  Section 3.5(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

(a)  Commitment.  Each Day Seller shall make available to Buyer at the Delivery Points all of Seller’s Daily Deliverability of Gas.  Subject only to Seller’s reservations below and Buyer’s inability to accept, gather and purchase the full quantities of Gas produced from the Committed Reserves, Seller exclusively commits to the performance of this Agreement the Committed Reserves and represents that the Committed Reserves are not otherwise subject to any purchase and sale agreement, except as shown on Schedule 3.5.  Seller agrees to cause any existing or future Affiliates of Seller to be bound by, and to execute and join as a party, this Agreement.  Seller agrees that this dedication is a covenant running with the land.  Notwithstanding anything herein to the contrary, during periods in which Buyer cannot accept, gather and purchase the full quantities of Gas produced from the Committed Reserves by Seller and Seller’s Affiliates, Buyer grants Seller and Seller’s Affiliates a temporary release from dedication all volumes of Gas that Buyer cannot accept, gather and purchase.  Buyer may cancel the temporary release and resume accepting, gathering and purchasing the full quantities of Gas produced from the Committed Reserves by Seller and Seller’s Affiliates by giving at least thirty (30) Days written notice of its election to do so.

First Amendment to Base Contract for Sale and Purchase of Natural Gas

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2.  Ratification:  Except as amended by this Amendment, all of the terms and provisions of the Agreement are hereby ratified and affirmed in all respects and are incorporated herein by reference.

3.  Termination.  In the event (a) the Arrangement Agreement is terminated prior to Closing or (b) Closing has not occurred by April 30, 2011, then, notwithstanding any other provision hereof, this Amendment shall be void and of no force and effect, and no Party shall have any obligation or liability hereunder.

4.  Entire Agreement.  The Agreement (and the Exhibits and Schedules thereto), as amended by this Amendment, constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any prior oral or written agreements or understandings.

5.  Counterparts.  This Amendment may be executed in one or more counterparts (including faxed or electronic counterparts), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts hereof have been signed by each of the Parties and delivered to the other Party.

6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to such state’s conflict of laws rules.

[Remainder of page intentionally left blank.]

First Amendment to Base Contract for Sale and Purchase of Natural Gas

3

IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the date first above written.

SEMINOLE ENERGY SERVICES, L.L.C.

By:
Name:
Title:

NGAS PRODUCTION CO., formerly known as Daugherty Petroleum, Inc.

By:
Name:
Title:

First Amendment to Base Contract for Sale and Purchase of Natural Gas

4

EXHIBIT F-1

Attached to and made a part of the Omnibus Agreement between Seminole Energy Services L.L.C., Seminole
Gas Company, L.L.C., Magnum Hunter Resources Corporation, NGAS Production Company, NGAS
Gathering II, LLC and NGAS Resources, Inc.

Marcellus Gas Processing Plant

The Marcellus Gas Processing Plant is a cryogenic natural gas processing plant with a capacity of 200 million cubic feet per day (MMCFD). Additional features and equipment associated with such plant is described below as provided by the contractor constructing the plant, Thomas Russell Co.

Provided by Thomas Russell Co.

Mechanical Description

The equipment which we propose to furnish is described in the attached P & ID's and Equipment Lists. All heat exchangers, air coolers, and centrifugal pumps are designed with at least 10 percent safety factor. The equipment will be skid-mounted to the maximum extent possible for truck transportation.

All skids will be completely piped, instrumented and painted to the maximum extent possible for shop fabrication. Equipment will be manufactured in accordance with the following codes and standards:

Pressure Vessels	ASME VIII, Division I
Heat Exchangers	ASME VIII, Division I & TEMA C
Electrical	API RP 500 A, NEC
Piping	ASME B31.3 with 15% Random X-ray
Insulation	Thomas Russell Co. Standards
Structural Steel	AISC, ASCE 7-95
Foundations	ACI 318
Painting	Thomas Russell Co. Standards
Galvanizing	ASTM A-123

Instrumentation & Electrical

The instrumentation will include all instruments as shown on the P&IDs and all will be rated for Class 1, Division II, Grp. C&D. All skid mounted instrumentation will be installed to the fullest extent possible, with a minimal amount of field work. It should be noted some instrumentation will be required to be removed for shipment and then reinstalled in the field.

Our bid includes the following manufactures:
Control Valves	Fisher
Relief Valves	Farris, Consolidated (Dresser),
Crosby/Anderson Greenwood
Level Transmitters (Displacer)
Fisher DLC3010
Level Transmitters (Differential)	Foxboro, Rosemount (Hart)
Level Gauges	Penberthy (glass)
Level Indicators	Magtech (magnetic)
Level Switches	S.O.R. / LINC./ Fisher
Pressure Indicator	Ashcroft
Temperature Indicators	Ashcroft

Marcellus Gas Processing Plant
1

Pressure Switches	United Electric, Neodyne
Temperature Switches	United Electric, Neodyne
Pressure Transmitters	Foxboro, Rosemount (Hart)
Flow Transmitters	Foxboro, Rosemount (Hart)
Thermocouples	TMSI
Shutdown Valves (ball)	WKM
Instrument Manifolds	Anderson Greenwood
Instrument Tubing Fittings/Valves	Parker A-LOK
Rotameters	Brooks (Emerson)
Solenoids	ASCO

Provided by Thomas Russell Co.

In addition to the items described above, our Process Plant price includes the following:

1.
On-skid piping, block valves, and control valves and off-skid tagged instruments and valves as indicated on the P & ID's. This includes interconnect piping directly between TRCo skids and our adjacent off-skid equipment.

2.	Tower internals, filter elements with one spare set and one spare gasket/O-ring set for each filter.

3.
Instrumentation as indicated on the P & ID' s, completely wired and piped within the skid. This includes a 3-valve manifold on transmitter and isolation valves on instruments and air supply. Allen Bradley Control Logix with Wonderware and two user work stations.

4.	Structural steel skids with ladder and platform access to instrumentation which requires routine maintenance.

5.
Finish painting in accordance with the specifications. Air coolers are to be galvanized. Ladders and platforms will be galvanized. [Vendor's off-the-shelf supplied equipment will be top coated with their standard paint]

6.
Insulation of on-skid piping and equipment as indicated on the P&IDs. The towers and mol sieve vessels will not be insulated and will be equipped with lifting lugs to facilitate field erection. Hot lines will be insulated except for flanges and valves when heat conservation is required. Other hot lines will be insulated (excluding flanges and valves) to a height of 7 feet above skid floor for personnel protection.

7.	Trial fit of stacked skids and interconnect piping to the extent possible for shop fabrication and trial fit of ladders platforms.

Marcellus Gas Processing Plant
2

8.	Power wire and conduit will be field installed. The on-skid motors will be complete with "Hand-Off-Auto" control stations. Control wiring will be run to junction boxes at skid edge.

9.	Two (2) Plant Data Books, containing material certifications, test reports and vendor operating/maintenance instructions and five (5) Start-up and Operating Manuals.

10.	Two (2) sets of P & ID's.

11.	Fourteen (14) man-days start-up and operating training assistance. We can provide additional operator training and start-up assistance for $1,500 per man-day plus travel and living expenses.

  Marcellus Gas Processing Plant
3

EXHIBIT F-2

Marcellus Gas Processing Plant Books and Records

I. Processing Plant –MHR’s detailed processing model as well as the data assumptions used to create it.

a. Gas Analysis(s)
i. Range of variations in inlet gas stream components
ii. How inlet stream might change w/production changes
b. Plant Capabilities
i. Recoveries, PVR, and operating parameters
ii. Capacity including turn up/turn down capability
iii. Compression
1. Inlet/outlet requirements; initially and for maximum throughput
2. Gas or electric drive
3. Own/lease units; have terms been finalized
4. Fuel usage.
c. Proposed processing contract structure/terms
i. Fee/POP/Keep whole
ii. Assumptions with respect to third party volumes
iii. Contract recoveries vs. Plant capabilities; does plant owner have the option to keep whole for this difference?
iv. Compression cost recoupment (gas/electric)
v. How terms may differ between MHR & third parties. How these compare to market
d. OPEX - Detail
i. Operating Personnel
ii. Compression Rental if not purchased
e. Projected maintenance CAPEX
f. Detailed CAPEX Schedule and CAPEX components (Pipe, Installation, ROW, etc) and cash flows timing.
g. NGL’s
i. Pricing basis of NGLs, Gross to Net
ii. Take-away path and capacity of the route
iii. Adjacent Dominion Plant
1. Any discussions in re joint operation/optimization
2. Available data on Dominion Plant capabilities, capacity, contract structure, etc.
h. Economic model of processing plant investment

II. Existing Production & Work Overs

a. Current MHR production forecasted out
b. Reserve report for current production
i. Type curves

Marcellus Gas Processing Plant
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ii. Detailed Assumptions for LOE (field operating, gathering, compression, processing)
iii. Assumptions for market pricing – residual natural gas and NGL’s
c. Well work over schedule --Detail on improved production from those work overs

III. Future Production & Development

a. Detailed reserve projections
i. Type curves
ii. Detailed assumptions for LOE (field operating, gathering, compression, processing)
iii. Assumptions for Market price
b. Forward drilling schedule
c. Rigs Scheduling - how many rigs will be utilized and timing of utilizations to meet projections (x days to drill + y days to complete = total rig days).
d. Production forecast driven by drilling schedule

IV. Detail of Individual well economics

a. Cash Flow/IRR model
b. Cost to Drill
c. Gas analysis/quality assumptions
d. Detailed assumptions for LOE - Should correlate to reserve evaluations/reports

V. Joint ownership agreements and joint operating agreements.

VI. Geology – Marcellus development overview and MHR’s assumptions of regional development and play expansion; Sharing of information with Seminole’s geologic consultant

VII. Land & leasing position in the MHR (Triad Hunter / Eureka Pipeline) area of interest and development; MHR & third parties

Marcellus Gas Processing Plant
5

EXHIBIT G

Attached to and made a part of the Omnibus Agreement between Seminole Energy Services
L.L.C., Seminole Gas Company, L.L.C., Magnum Hunter Resources Corporation, NGAS
Production Company, NGAS Gathering II, LLC and NGAS Resources, Inc.

CONVEYANCE AND PARTIAL PLANT ASSIGNMENT AND BILL OF SALE

This CONVEYANCE AND PARTIAL PLANT ASSIGNMENT AND BILL OF SALE (“Assignment”) is made as of _________, 2011, and is intended to be effective as of the ___ day of __________, 2011 (the “Effective Date”), from MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation whose address is 777 Post Oak Blvd., Suite 650, Houston, TX 77056 (“Seller”), to SEMINOLE ENERGY SERVICES L.L.C., an Oklahoma limited liability company whose address is 1323 E. 71st Street, Suite 300, Tulsa, OK 74136 (“Buyer”).  Seller and Buyer each may be referred to in this Assignment individually as a “Party” and collectively as the “Parties.”

BACKGROUND

Pursuant to that certain Omnibus Agreement, dated effective as of __________, 2011, entered into by and among Seller, Buyer, Seminole Gas Company, L.L.C., NGAS Production Company, NGAS Gathering II, LLC and NGAS Resources, Inc. (the “Omnibus Agreement”), Buyer has timely exercised the option to purchase and acquire an undivided fifty percent (50%) interest in and to the Assets (as defined below).  Accordingly, Seller has agreed to sell, assign, convey, transfer and deliver an undivided fifty percent (50%) interest in and to the Assets to Buyer, and Buyer has agreed to purchase and acquire same from Seller.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
ASSIGNMENT

1.1.           Assignment.  For good and valuable consideration as set forth in the Omnibus Agreement, the receipt and sufficiency of which each Party hereby acknowledges, Seller has granted, transferred, bargained, sold, conveyed, assigned and delivered, and does hereby grant, transfer, bargain, convey, and assign to Buyer an undivided fifty percent (50%) interest in and to the following (the “Assets”):

(a)           that certain gas processing plant more particularly described in Exhibit “A” attached hereto (the “Plant”), and in and to Seller’s equipment, machinery, fixtures, and other tangible personal property and improvements used or held for use primarily in connection with the operation of the Plant; and

Conveyance And Partial Plant Assignment And Bill Of Sale

1

(b)           the surface estate only in and to the real property used or held for use primarily in connection with the Plant, as more particularly described in Exhibit “B” attached hereto.

ARTICLE II
MISCELLANEOUS

2.1.           Governing Agreement.  Although this Assignment reflects the complete and final transfer of an undivided fifty percent (50%) interest in and to the Assets, this Assignment is expressly made subject to the terms and provisions of the Omnibus Agreement.  In the event of a conflict between the terms and provisions of this Assignment and the terms and provisions of the Omnibus Agreement, the terms and provisions of the Omnibus Agreement shall govern and control.

2.2.           Warranty / Subrogation.  Seller warrants that the interests conveyed to Buyer in the Assets herein are free and clear of all liens, claims and encumbrances arising by, through or under Seller, but not otherwise.  Buyer shall have full rights of substitution and subrogation into fifty percent (50%) of all warranties previously given or assigned to Seller with respect to the Assets.  Except as expressly set forth herein, Seller otherwise conveys an undivided fifty percent (50%) interest in and to the Assets, and Buyer accepts same, without any warranties, whether express, implied or statutory.

2.3.           Assumption.  Buyer hereby assumes and agrees to be bound by an undivided fifty percent (50%) of all of Seller’s obligations and liabilities under the contracts and agreements described in Exhibit “C” attached hereto from and after the date hereof.

2.4.           Habendum.  TO HAVE AND TO HOLD the assigned interests in the Assets, together with all and singular the rights and appurtenances thereto in any wise belonging, onto Buyer and its successors and assigns forever.

2.5.           Further Assurances.  The Parties agree to take all such further actions and to execute, acknowledge, and deliver all such further documents as are necessary to more effectively convey, transfer to or vest in Buyer an undivided fifty percent (50%) interest in and to the Assets or to carry into effect the intent and purposes of the Omnibus Agreement and this Assignment.

2.6.           Successors and Assigns.  The provisions of this Assignment shall bind and inure to the benefit of Seller and Buyer and their respective successors and assigns.

2.7.           GOVERNING LAW; JURISDICTION AND VENUE.  THIS ASSIGNMENT AND THE LEGAL RELATIONS BETWEEN SELLER AND BUYER HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

2.8.           Captions.  The captions and article and section numbers in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Assignment.

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2.9.           Counterparts.  This Assignment may be executed in one or more originals, but all of which together shall constitute one and the same instrument.

In Witness Whereof, Seller and Buyer have duly executed this Assignment to be effective as of the Effective Date first above written.

SELLER: MAGNUM HUNTER RESOURCES CORPORATION	BUYER: SEMINOLE ENERGY SERVICES L.L.C.

By:	By:
Name:	Name:
Title:	Title:

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STATE OF TEXAS

COUNTY OF HARRIS

BE IT KNOWN, that on this ____ day of ___________, 2011, before me, the undersigned authority, personally came and appeared ______________ appearing herein in his capacity as _______________ of Magnum Hunter Resources Corporation, to me personally known to be the identical person  whose name is subscribed to the foregoing instrument as the said officer of said corporation, and declared and acknowledged to me, Notary, that he executed the same on behalf of said corporation, with full authority of its Board of Directors, and that the said instrument is the free act and deed of the corporation and was executed for the uses, purposes and benefits therein expressed.

_____________________________________
Printed Name: _________________________
Notary Public, _________________________

My commission expires:  _______________

STATE OF ______________

COUNTY OF ____________

BE IT KNOWN, that on this ____ day of ___________, 2011, before me, the undersigned authority, personally came and appeared ______________ appearing herein in his capacity as _______________ of Seminole Energy Services L.L.C., to me personally known to be the identical person  whose name is subscribed to the foregoing instrument as the said officer of said limited liability company, and declared and acknowledged to me, Notary, that he executed the same on behalf of said company, with full authority of its management, and that the said instrument is the free act and deed of the company and was executed for the uses, purposes and benefits therein expressed.

_____________________________________
Printed Name: _________________________
Notary Public, _________________________

My commission expires:  _______________

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EXHIBIT “A”

DESCRIPTION OF PLANT

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EXHIBIT “B”

DESCRIPTION OF REAL PROPERTY

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EXHIBIT “C”

CONTRACTS AND AGREEMENTS

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